UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 21, 2009

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)

(Commission File Number)

(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 21, 2009, the United States Department of the Treasury (“Treasury”) closed the secondary public offering of 3,199,988 warrants (the “Warrant Offering”), representing the right to purchase an aggregate of up to 3,199,988 shares of the common stock, par value $.01 per share (the “Common Stock”) of TCF Financial Corporation (“TCF”) at an exercise price of $16.93 per share (the “Warrants”), pursuant to that certain Underwriting Agreement dated December 15, 2009 (the “Underwriting Agreement”) by and among TCF, Treasury and Deutsche Bank Securities Inc. (the “Underwriter”).  The public offering price of the Warrants was equal to the auction clearing price of $3.00.  TCF did not receive any of the proceeds of the Warrant Offering.  The Warrant Offering was only made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-156068).

In connection with the Warrant Offering, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreement and subject to customary exceptions.  Additionally, the Company entered into that certain Warrant Agreement dated December 15, 2009 (the “Warrant Agreement”) with Computershare, Inc. and Computershare Trust Company, N.A., as warrant agent.

The foregoing description of the Underwriting Agreement, Warrant Agreement, Warrants and other documents relating to the transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated December 15, 2009 by and among TCF Financial Corporation, the United States Department of the Treasury and Deutsche Bank Securities Inc.

4.1

Warrant Agreement dated December 15, 2009 by and among TCF Financial Corporation, Computershare, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed with the Commission on December 16, 2009).

4.2	Specimen Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-A filed with the Commission on December 16, 2009).

5.1	Opinion of Kaplan, Strangis and Kaplan, P.A.

5.2	Opinion of Sullivan & Cromwell LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:    December 21, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated December 15, 2009 by and among TCF Financial Corporation, United States Department of the Treasury and Deutsche Bank Securities Inc.

4.1

Warrant Agreement dated December 15, 2009 by and among TCF Financial Corporation, Computershare, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A filed with the Commission on December 16, 2009).

4.2	Specimen Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-A filed with the Commission on December 16, 2009).

5.1	Opinion of Kaplan, Strangis and Kaplan, P.A.

5.2	Opinion of Sullivan & Cromwell LLP